EXHIBIT 1




                             JOINT FILING AGREEMENT


                  The undersigned hereby agree that the amendment to the statement on Schedule 13D with respect to the Common Stock of Avaya Inc. is, and any further amendment thereto signed by each of the undersigned shall be, filed on behalf of each undersigned pursuant to and in accordance with the provisions of 13d-1(k) under the Securities Exchange Act of 1934, as amended.

                         WARBURG, PINCUS EQUITY PARTNERS, L.P.

                         By: Warburg Pincus Partners, LLC
                             its General Manager

                         By: Warburg Pincus & Co.,
                             its Managing Member

                                By:   /s/ Scott A. Arenare
                                      -----------------------------------
                                      Name:    Scott A. Arenare
                                      Title:   Partner

                         Dated:  August 3, 2005

                         WARBURG PINCUS PARTNERS, LLC

                         By: Warburg Pincus & Co.,
                             its Managing Member

                         By:      /s/ Scott A. Arenare
                                  -----------------------------------
                         Name:    Scott A. Arenare
                         Title:   Partner

                         Dated:  August 3, 2005

                         WARBURG PINCUS & Co.

                                By:   /s/ Scott A. Arenare
                                      -----------------------------------
                                      Name:    Scott A. Arenare
                                      Title:   Partner

                                Dated:  August 3, 2005



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                         WARBURG PINCUS LLC

                             By:  /s/ Scott A. Arenare
                                  -----------------------------------
                                  Name:    Scott A. Arenare
                                  Title:   Member

                         Dated:  August 3, 2005

                         WARBURG, PINCUS NETHERLANDS EQUITY PARTNERS I, C.V.

                         By: Warburg Pincus Partners, LLC
                             its General Partner

                         By: Warburg Pincus & Co.,
                             its Managing Member

                             By:  /s/ Scott A. Arenare
                                  -----------------------------------
                                  Name:    Scott A. Arenare
                                  Title:   Partner

                         Dated:  August 3, 2005

                         WARBURG, PINCUS NETHERLANDS EQUITY PARTNERS III, C.V.

                         By: Warburg Pincus Partners, LLC
                             its General Partner

                         By: Warburg Pincus & Co.,
                             its Managing Member

                                  By: /s/ Scott A. Arenare
                                      -----------------------------------
                                  Name:    Scott A. Arenare
                                  Title:   Partner

                         Dated:  August 3, 2005